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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Brian E. Côté Chief Financial Officer (949) 509-4420

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — December 14, 2007 — Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended November 30, 2007.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $13.5 billion and 168 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,
(Dollars in Thousands)	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2007	2006	2006

Balance sheet summary
Total assets	$13,535,656	$14,182,233	$14,417,717	$14,366,680	$14,657,661	$14,902,970	$15,001,085	$15,140,169	$15,237,869	$15,509,333	$15,785,578	$16,207,382	$16,496,149
Loans receivable held for investment, net	11,324,527	11,477,114	11,601,845	11,725,121	11,921,877	12,204,200	12,441,979	12,716,549	12,942,037	13,254,834	13,477,937	13,807,284	14,185,494
Loans held for sale, at lower of cost or fair value	79,245	104,265	90,228	94,912	145,190	187,752	232,917	309,782	267,862	249,983	315,785	363,215	357,666
MBS available for sale, at fair value	111	111	112	113	114	114	115	116	117	118	119	251	253
Cash, investment securities and FHLB stock	1,690,570	2,173,884	2,299,959	2,145,314	2,209,551	2,139,340	1,956,838	1,769,031	1,694,467	1,665,319	1,657,988	1,710,995	1,629,887
Deposits	10,612,031	10,616,627	10,662,618	10,804,339	11,005,347	11,246,806	11,292,781	11,405,411	11,647,431	11,553,635	11,619,776	11,784,869	11,777,977
FHLB advances and other borrowings	1,194,828	1,576,505	1,875,217	1,769,081	1,772,685	1,691,917	1,638,500	1,954,340	1,845,067	2,081,688	2,330,821	2,610,756	2,774,668
Senior notes	198,429	198,413	198,398	198,382	198,367	198,351	198,335	198,320	198,305	198,290	198,275	198,260	198,245
Non-performing assets as a % of total assets (a)	3.65%	2.74%	2.25%	1.96%	1.77%	1.53%	1.30%	1.04%	0.94%	0.88%	0.78%	0.68%	0.55%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$98,410	$103,877	$165,724	$171,857	$94,681	$204,552	$236,340	$258,060	$238,848	$211,270	$152,780	$169,304	$173,038
All other	10,862	905	738	7,755	8,250	4,395	7,871	2,610	6,812	7,814	2,874	2,063	2,344
Repayments	(240,038)	(231,005)	(223,419)	(370,405)	(385,801)	(453,893)	(533,008)	(503,098)	(577,134)	(468,436)	(514,617)	(576,823)	(530,449)
Loans for sale:
Originations and purchases	59,159	73,268	64,144	71,983	108,704	123,511	172,508	198,852	219,292	197,503	223,874	247,661	245,428
Sales	(84,441)	(58,183)	(66,137)	(120,636)	(150,547)	(166,223)	(247,338)	(156,379)	(200,424)	(252,483)	(261,523)	(236,633)	(252,738)
Mortgage loans serviced for others
Total	$5,553,615	$5,608,891	$5,622,331	$5,743,797	$5,898,401	$6,002,907	$5,968,713	$6,004,347	$6,021,673	$6,094,132	$6,051,650	$5,908,233	$5,819,457
With capitalized mortgage servicing rights: (b)
Amount	2,429,506	2,418,279	2,419,432	2,418,387	2,409,926	2,383,290	2,374,452	2,345,736	2,348,060	2,356,824	2,350,553	2,394,754	2,349,285
Weighted average interest rate	5.86%	5.85%	5.83%	5.81%	5.80%	5.79%	5.79%	5.78%	5.77%	5.75%	5.75%	5.75%	5.73%
Interest rate spread data (c)
Weighted average yield:
Loans and MBS	7.45%	7.42%	7.45%	7.47%	7.46%	7.49%	7.55%	7.58%	7.61%	7.62%	7.60%	7.59%	7.52%
Investment securities (d)	5.23	5.41	5.50	5.52	5.51	5.45	5.34	5.37	5.37	5.38	5.38	5.38	5.34

Interest-earning assets yield	7.18	7.12	7.15	7.19	7.18	7.22	7.28	7.34	7.40	7.41	7.39	7.38	7.34

Weighted average cost:
Deposits	3.93	3.97	3.96	3.94	3.97	3.97	3.96	3.96	3.94	3.99	3.99	3.95	3.93
FHLB advances and other borrowings (e)	5.76	5.68	5.71	5.80	5.93	5.94	5.97	5.83	5.89	5.85	5.81	5.77	5.73
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50

Combined funds cost	4.16	4.23	4.26	4.24	4.28	4.26	4.25	4.27	4.24	4.31	4.33	4.31	4.31

Interest rate spread	3.02%	2.89%	2.89%	2.95%	2.90%	2.96%	3.03%	3.07%	3.16%	3.10%	3.06%	3.07%	3.03%

(a)  Includes the impact of real estate acquired in the settlement of loans that is being held and leased while waiting for a more favorable sales environment.
(b)  The estimated fair value may exceed book value for certain asset strata and excluded loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(c)  Excludes adjustments for non-accrual loans, amortization of net deferred costs to originate loans, premiums and discounts, prepayment and late fees and FHLB stock dividends.
(d)  Includes the yield on investment securities accounted for on a trade-date basis but for which interest income will not be recognized until settlement. Yields for securities available for sale are calculated using historical cost balances and are not adjusted for changes in fair value that are reflected as a separate component of stockholder's equity.
(e)  Includes the impact of interest rate swap contracts, with notional amounts of $430 million of receive-fixed, pay-3-month LIBOR variable interest, which contracts serve as a permitted hedge against a portion of our FHLB advances.

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